GOODWILL	12 Months Ended
Mar. 31, 2023
Notes and other explanatory information [abstract]
GOODWILL

NOTE 9. GOODWILL

The following is a roll-forward of goodwill:

	As of March 31,
(In thousands)	2023	2022

Balance, beginning of year	$43,324	$43,324
Tarus goodwill	538	–
Loss on impairment	(43,862)	–
Balance, end of year	$–	$43,324

The Company’s goodwill arose primarily from the acquisition of SalvaRx and its portfolio of several projects and investments.

As a result of the acquisition of Tarus in July 2022, the Company recorded $0.538 million of goodwill, representing the difference between the consideration paid of $28.738 million and the fair value of identifiable assets acquired of $28.200 million.

Under purchase accounting as of July 1, 2022 (the acquisition date), the assets and liabilities of Tarus Therapeutics, Inc., was recorded at their respective fair values and the excess of the acquisition consideration is goodwill. The purchase was in the form of a merger in which Tarus Therapeutics, Inc. was merged into Tarus Therapeutics, LLC., which is a wholly-owned subsidiary of Portage. All of the consideration for Tarus Therapeutics, LLC was paid or assumed by Portage and Portage will control the voting rights, the Board and the operations of Tarus Therapeutics, LLC.

As of March 31, 2023, the Company determined that it has only one CGU, the consolidated Portage Biotech Inc.

Impairment Review

On an annual basis, pursuant to IAS 36, the Company assesses its long-lived assets with definite lives, which are not yet available for use, for potential indicators of impairment.

If any such indication exists, the Company estimates the recoverable amount of the asset or CGU and compares it to the carrying value.

The Company performed its annual impairment test in each of fiscal 2023 and fiscal 2022 and estimated the recoverable amount of the above-noted CGU based on its value in use, which was determined using a capitalized cash flow methodology and categorized within level 3 of the fair market value hierarchy.

The recoverable amount of the CGU has been determined based on its value in use. The recoverable amount considered assumptions based on probabilities of technical, regulatory and clinical acceptances and financial support. Further, management uses risk-adjusted cash flow projections based on financial budgets. Management believes that any reasonably possible change in the key assumptions on which the recoverable amount is based would not cause the carrying amount to exceed its recoverable amount. The discount rate has been determined based on the Company’s best estimate of a risk adjusted discount rate.

The key assumptions used in the calculation of the recoverable amount include forecasts of the following:

(a)  revenues;

(b)  normalized operating expenses;

(c)  income taxes; and

(d)  capital expenditures.

Each asset and liability analyzed was valued independently, as required. Certain assets were valued under the discounted cash flow method and discount rates ranged from 24.5% to 31.5%. Other assets were valued using the cost approach.

As of March 31, 2023, management determined that there were external factors, including the fact that the Company’s market capitalization was less than its net assets. As a result, the Company completed an IAS 36 fair value analyses for all assets required to be tested. The studies evaluated current market conditions, costs of capital, the Company’s development plans and recorded losses on impairment aggregating $64.723 million. The Company further assessed the CGU and determined that a loss on impairment was required for all of the goodwill previously recognized. Accordingly, the Company recognized a loss on impairment of $43.862 million with respect to goodwill.